Supplement to the
Fidelity® Stock Selector Small Cap Fund
Class A, Class T, Class C, and Class I
December 30, 2016
Summary Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

Effective October 1, 2017, the following replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 28 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.

The following information replaces similar information found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  Allocating the fund's assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecom services, and utilities), using different Fidelity managers.

ASCS-SUM-17-02 1.9881440.101	September 30, 2017